FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2015 SECOND QUARTER RESULTS
MILPITAS, Calif., January 22, 2015 - KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2015, which ended on December 31, 2014, and reported GAAP net income of $20 million and GAAP earnings per diluted share of $0.12 on revenues of $676 million.
“We are pleased with the Company’s performance in the second quarter,” commented Rick Wallace, President and Chief Executive Officer of KLA-Tencor. “Continued market leadership and good execution led to revenue growth and strong gross margins in the period.”

GAAP Results
	Q2 FY 2015	Q1 FY 2015	Q2 FY 2014
Revenues	$676 million	$643 million	$705 million
Net Income	$20 million	$72 million	$139 million
Earnings per Diluted Share	$0.12	$0.43	$0.83

Non-GAAP Results
	Q2 FY 2015	Q1 FY 2015	Q2 FY 2014
Net Income	$113 million	$79 million	$143 million
Earnings per Diluted Share	$0.68	$0.47	$0.85
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restructuring, severance and other charges and debt extinguishment loss and recapitalization charges.
KLA-Tencor will discuss the results for its fiscal year 2015 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com.
Forward-Looking Statements: Statements in this press release other than historical facts, such as statements regarding KLA-Tencor’s ability to benefit from its market leadership position, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor’s ability to successfully manage its costs; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2014, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)
Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.
To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2014	June 30, 2014
ASSETS
Cash, cash equivalents and marketable securities	$2,366,833	$3,152,637
Accounts receivable, net	632,089	492,863
Inventories	662,799	656,457
Other current assets	384,527	284,873
Land, property and equipment, net	323,353	330,263
Goodwill	335,273	335,355
Purchased intangibles, net	19,551	27,697
Other non-current assets	262,941	258,519
Total assets	$4,987,366	$5,538,664
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$108,307	$103,422
Deferred system profit	168,086	147,923
Unearned revenue	64,257	59,176
Current portion of long-term debt	37,500	—
Other current liabilities	564,190	585,090
Total current liabilities	942,340	895,611
Non-current liabilities:
Long-term debt	3,208,571	747,919
Unearned revenue	54,900	57,500
Other non-current liabilities	179,416	168,288
Total liabilities	4,385,227	1,869,318
Stockholders’ equity:
Common stock and capital in excess of par value	613,122	1,220,504
Retained earnings	24,770	2,479,113
Accumulated other comprehensive income (loss)	(35,753)	(30,271)
Total stockholders’ equity	602,139	3,669,346
Total liabilities and stockholders’ equity	$4,987,366	$5,538,664

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended December 31,		Six months ended December 31,
(In thousands, except per share data)	2014	2013	2014	2013
Revenues:
Product	$503,884	$544,183	$980,482	$1,045,923
Service	172,473	160,946	338,776	317,543
Total revenues	676,357	705,129	1,319,258	1,363,466
Costs and operating expenses:
Costs of revenues	283,213	285,814	571,680	563,471
Engineering, research and development	133,557	134,587	277,194	266,860
Selling, general and administrative	104,873	96,746	206,517	195,242
Total costs and operating expenses	521,643	517,147	1,055,391	1,025,573
Income from operations	154,714	187,982	263,867	337,893
Interest expense and other, net	29,313	11,237	39,459	21,284
Loss on extinguishment of debt and other, net	131,669	—	131,669	—
Income (loss) before income taxes	(6,268)	176,745	92,739	316,609
Provision for (benefit from) income taxes	(26,536)	37,499	238	66,166
Net income	$20,268	$139,246	$92,501	$250,443
Net income per share:
Basic	$0.12	$0.84	$0.56	$1.51
Diluted	$0.12	$0.83	$0.56	$1.49
Cash dividends declared per share (including a special cash dividend of $16.50 per share declared during the three months ended December 31, 2014)	$17.00	$0.45	$17.50	$0.90
Weighted-average number of shares:
Basic	164,036	166,414	164,440	166,150
Diluted	165,317	168,206	165,950	168,478

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	December 31,
(In thousands)	2014	2013
Cash flows from operating activities:
Net income	$20,268	$139,246
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,901	19,811
Asset impairment charges	—	1,374
Loss on extinguishment of debt and other, net	131,669	—
Non-cash stock-based compensation expense	14,848	14,870
Excess tax benefit from equity awards	(565)	(925)
Net gain on sale of marketable securities and other investments	(281)	(1,213)
Changes in assets and liabilities:
Increase in accounts receivable, net	(200,282)	(136,562)
Decrease (increase) in inventories	10,702	(2,938)
Increase in other assets	(79,856)	(30,567)
Increase in accounts payable	478	26,997
Increase in deferred system profit	79,285	77,672
Increase in other liabilities	15,917	7,506
Net cash provided by operating activities	11,084	115,271
Cash flows from investing activities:
Capital expenditures, net	(12,783)	(14,465)
Purchase of available-for-sale securities	(469,416)	(448,777)
Proceeds from sale of available-for-sale securities	709,123	317,034
Proceeds from maturity of available-for-sale securities	248,035	18,831
Purchase of trading securities	(16,999)	(11,256)
Proceeds from sale of trading securities	17,807	12,513
Net cash provided by (used in) investing activities	475,767	(126,120)
Cash flows from financing activities:
Proceeds from issuance of debt, net of issuance costs	3,224,906	—
Repayment of debt	(877,367)	—
Issuance of common stock	24,726	37,719
Tax withholding payments related to vested and released restricted stock units	(632)	(945)
Common stock repurchases	(141,521)	(60,302)
Payment of dividends to stockholders	(2,796,739)	(74,983)
Excess tax benefit from equity awards	565	925
Net cash used in financing activities	(566,062)	(97,586)
Effect of exchange rate changes on cash and cash equivalents	(5,607)	(3,132)
Net decrease in cash and cash equivalents	(84,818)	(111,567)
Cash and cash equivalents at beginning of period	669,683	904,949
Cash and cash equivalents at end of period	$584,865	$793,382
Supplemental cash flow disclosures:
Income taxes paid, net	$37,368	$48,189
Interest paid	$33,092	$26,084
Non-cash activities:
Purchase of land, property and equipment - investing activities	$3,962	$5,923
Dividends payable - financing activities	$42,829	$—

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share data)
Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Six months ended
		December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
GAAP net income		$20,268	$72,233	$139,246	$92,501	$250,443
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	3,832	3,998	3,599	7,830	7,768
Restructuring, severance and other related charges	b	3,299	4,057	2,002	7,356	3,239
Debt extinguishment loss and recapitalization charges	c	134,147	—	—	134,147	—
Income tax effect of non-GAAP adjustments	d	(48,720)	(1,539)	(1,777)	(50,259)	(3,449)
Non-GAAP net income		$112,826	$78,749	$143,070	$191,575	$258,001
GAAP net income per diluted share		$0.12	$0.43	$0.83	$0.56	$1.49
Non-GAAP net income per diluted share		$0.68	$0.47	$0.85	$1.15	$1.53
Shares used in diluted shares calculation		165,317	166,580	168,206	165,950	168,478
Pre-tax impact of items included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Debt extinguishment loss and recapitalization charges	Total pre-tax GAAP to non-GAAP adjustments
Three months ended December 31, 2014
Costs of revenues	$2,577	$—	$—	$2,577
Engineering, research and development	700	1,289	—	1,989
Selling, general and administrative	555	2,010	2,478	5,043
Loss on extinguishment of debt and other, net	—	—	131,669	131,669
Total in three months ended December 31, 2014	$3,832	$3,299	$134,147	$141,278
Three months ended September 30, 2014
Costs of revenues	$2,577	$355	$—	$2,932
Engineering, research and development	700	2,933	—	3,633
Selling, general and administrative	721	769	—	1,490
Total in three months ended September 30, 2014	$3,998	$4,057	$—	$8,055
Three months ended December 31, 2013
Costs of revenues	$1,921	$469	$—	$2,390
Engineering, research and development	836	1,132	—	1,968
Selling, general and administrative	842	401	—	1,243
Total in three months ended December 31, 2013	$3,599	$2,002	$—	$5,601

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges includes amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets are appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with employee severance and other exit costs. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Debt extinguishment loss and recapitalization charges include a pre-tax loss on early extinguishment of debt related to the 6.900% Senior Notes due in 2018, net and certain other expenses incurred in connection with the leveraged recapitalization plan which was completed in the second quarter of fiscal year ending June 30, 2015. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability and excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.